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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 21, 2000 included in the Form 10-K/A of Auspex Systems, Inc. for the year ended June 30, 2000.




                                          /s/ ARTHUR ANDERSEN LLP


San Jose, California

November 28, 2000





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